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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 22, 2000

                                   IXNET, INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                          000-26959                      13-4060000
(State or Other Jurisdiction of             (Commission                    (IRS Employer
        Incorporation)                      File Number)                Identification No.)

WALL STREET PLAZA, 88 PINE STREET
NEW YORK, NEW YORK                              10005
(Address of principal executive offices)     (zip code)

       Registrant's telephone number, including area code: (212) 412-6400

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On February 22, 2000, Global Crossing Ltd. ("Global"), Georgia Merger Sub Corporation ("GC Merger Sub"), IPC Communications, Inc. ("IPC"), IPC Information Systems, Inc. ("IPC Systems"), Idaho Merger Sub Corporation ("IPC Merger Sub"), IXnet, Inc. ("IXnet"), entered into an Agreement and Plan of Merger, a copy of which is attached hereto and incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(c)      Exhibits.

No.      Description

2.1 Agreement and Plan of Merger, dated as of February 22, 2000, among Global Crossing Ltd., Georgia Merger Sub Corporation, IPC Communications, Inc., IPC Information Systems, Inc., Idaho Merger Sub Corporation and IXnet, Inc.

99.1 Joint Press Release of Global Crossing Ltd., IPC Communications, Inc. and IXnet, Inc., dated February 22, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   IXNET, INC.

                                   By:      /s/ Alexander Russo
                                            ------------------------------
                                   Name:    Alexander Russo
                                   Title:   Senior Vice President-Business
                                            and Legal Affairs

Dated: March 6, 2000

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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger, dated as of February 22, 2000, among Global Crossing Ltd., Georgia Merger Sub Corporation, IPC Communications, Inc., IPC Information Systems, Inc., Idaho Merger Sub Corporation and IXnet, Inc.

99.1 Joint Press Release of Global Crossing Ltd., IPC Communications, Inc. and IXnet, Inc., dated February 22, 2000.



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